Asset Retirement Obligations	12 Months Ended
Dec. 31, 2016
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]
Asset Retirement Obligations

The Partnership’s assets subject to AROs are primarily certain gas-gathering pipelines and processing facilities, a crude oil pipeline and other related pipeline assets. The Partnership also has land leases that require the Partnership to return the land to its original condition upon termination of the lease. The Partnership reviews current laws and regulations governing obligations for asset retirements and leases, as well as the Partnership’s leases and other agreements.

The following is a reconciliation of the changes in the ARO from January 1, 2015 to December 31, 2016:

(In millions)	2016	2015
ARO at beginning of period	$17	$—
Liabilities assumed in conjunction with the MarkWest Merger	—	15
Liabilities incurred	8	2
Adjustments to AROs	(1)	—
Accretion expense	1	—
ARO at end of period	$25	$17

At December 31, 2016 and 2015, there were no assets legally restricted for purposes of settling AROs. The AROs have been recorded as part of Deferred credits and other liabilities in the accompanying Consolidated Balance Sheets.

In addition to recorded AROs, the Partnership has other AROs related to certain gathering, processing and other assets as a result of environmental and other legal requirements. The Partnership is not required to perform such work until it permanently ceases operations of the respective assets. Because the Partnership considers the operational life of these assets to be indeterminable, an associated ARO cannot be estimated and is not recorded.